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                                                                    EXHIBIT 23.1

                      [KPMG PEAT MARWICK LLP LETTERHEAD]




                        INDEPENDENT AUDITORS' CONSENT


The Board of Directors
IDEC Pharmaceuticals Corporation:


We consent to the use of our report incorporated herein by reference in the registration statement on Form S-8 of IDEC Pharmaceuticals Corporation.


                                       /s/ KPMG Peat Marwick LLP


San Diego, California
June 19, 1997